NUMBER                                                             COMMON STOCK
  IC
                                                                       SHARES
                               INTELLICELL CORP.
                                                        SEE REVERSE FOR CETAIN
                                                              DEFINITIONS

                                                            CUSIP 45815F 10 6

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




IS THE OWNER OF



FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VAUE OF $.01 EACH OF THE COMMON
                                    STOCK OF

                               INTELLICELL CORP.


transerrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


AMERICAN BANK NOTE COMPANY         DECEMBER 4, 1996 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807               047352fc
(310) 989-2333
(FAX)(310)426-7450  400-19X        Proof /s/CC    REV1


COUNTERSIGNED AND REGISTERED:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                              (Jersey City, NJ)
                                    TRANSFER AGENT AND REGISTRAR,



                                                       AUTHORIZED OFFICER


EXECUTIVE VICE PRESIDENT        [CORPORATE SEAL]                       PRESIDENT

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -      Custodian
                 -----------------------------
                   (Cust)            (Minor)
                 under Uniform Gifts to Minors
                 Act
                     -------------------------
                             (State)

     Additional abbreviations may also be used though not in the above list.

For value received,
                    ------------------------hereby sell, asign and transfer unto

Please insert social security or other
identifying number of assignee
---------------------------------------

---------------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
       ----------------------------------



NOTICE:
          ----------------------------------------------------------------------
          THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


          SIGNATURE(S) GUARANTEED:

          ----------------------------------------------------------------------
          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


AMERICAN BANK NOTE COMPANY         NOV 6, 1996 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807               047352bk
(310) 989-2333
(FAX)(310)426-7450  400-19X        Proof /s/RH  NEW